EGA EMERGING GLOBAL SHARES TRUST

Supplement dated October 27, 2011 to the Summary Prospectuses dated August 4, 2011, for the EGShares Emerging Markets High Income Low Beta ETF

The Board of Trustees of the EGA Emerging Global Shares Trust has approved the following Fund name change, effective as of open of business, Friday, October 28, 2011.

Throughout the Summary Prospectus, all references to “EGShares Emerging Markets High Income Low Beta ETF” are changed to “EGShares Low Volatility Emerging Markets Dividend ETF”.

*           *           *
Please keep this Supplement for future reference.